UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

December 1, 2025
Date of Report (Date of earliest event reported)

CervoMed Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37942	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Park Plaza, Suite 424 Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 744-4400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CRVO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Press Releases

On December 2, 2025, CervoMed Inc. (the “Company,” “we” or “us”) issued a press release (the “December 2 Press Release”) announcing new plasma biomarker data from our Phase 2b RewinD-LB trial (the “RewinD-LB Trial”) demonstrating neflamapimod treatment led to improvements in neuroinflammation and neurodegeneration in patients with dementia with Lewy bodies (“DLB”) presented at the 18th Clinical Trials on Alzheimer's Disease (“CTAD”) Conference in San Diego, California on December 1, 2025. A copy of the December 2 Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On December 4, 2025, we issued a press release (the “December 4 Press Release”) announcing that clinical investigators shared the full results of the RewinD-LB Trial in a late-breaking oral session at the CTAD Conference on December 4, 2025. A copy of the December 4 Press Release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Presentations

Certain information concerning the business, clinical studies, development plans, financial position and related matters of the Company, including the data and other information from the RewinD-LB Trial presented at the CTAD Conference, has been made available on our website, www.cervomed.com, under the heading, “Investors – Events and Presentations.” Representatives of the Company may use this presentation, in whole or in part, and possibly with non-material modifications, periodically in connection with conferences, meetings, and presentations to investors, analysts and others.

The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”) and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in the presentation except as required by applicable law, although the Company may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, or through other public disclosure. The Company makes no admission or representation as to the materiality of any information in the presentation or otherwise contained in Item 7.01 of this Current Report on Form 8-K.

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The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

The information set forth, (i) with respect to the December 2 Press Release, in the first two paragraphs and under the heading, “Treatment Benefit Associated with Biomarker Measurements,” and (ii) with respect to the December 4 Press Release, in the first paragraph and under the heading, “Results from the Phase 2b RewinD-LB Trial,” is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit relating to Item 7.01 is furnished and not filed:

Exhibit No.	Description

99.1	Press Release, issued December 2, 2025
99.2	Press Release, issued December 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2025	CervoMed Inc.

	By:	/s/ William Elder
	Name:	William Elder
	Title:	Chief Financial Officer & General Counsel